Exhibit 99.1

June 2026 Investor Presentation

Cautionary Note Regarding Forward-Looking Information This presentation includes “forward-looking information” and “forward-looking statements” within the meaning of Canadian securities laws and United States securities laws, respectively (collectively, “forward looking information”). All information, other than statements of historical facts, included in this presentation that address activities, events or developments Hut 8 Corp. (“Hut 8” or the “Company”) expects or anticipates will or may occur in the future, including statements relating to the Company’s AI data center lease at Beacon Point, expected NOI contribution and expected levered free cash contribution of the lease, the anticipated delivery timeline for the site, the Company’s anticipated financing plan for the project and the terms thereof, the Company’s development pipeline, and the Company’s future business strategy, competitive strengths, expansion, and growth of the business and operations more generally, and other such matters is forward-looking information. Forward-looking information is often identified by the words “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “allow”, “believe”, “estimate”, “expect”, “predict”, “can”, “might”, “potential”, “predict”, “is designed to”, “likely,” or similar expressions. In addition, any statements in this presentation that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts, but instead represent management’s expectations, estimates, and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by Hut 8 as of the date of this presentation, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking information, including, but not limited to, risks relating to the construction of new data centers, including cost overruns, delays, supply chain issues, permitting or regulatory hurdles, unexpected technical challenges, and dependency on contractors; risks relating to the financing of new data centers, including the potential dilutive impact of equity issuances (if any), access to capital markets, timing and cost of financing, and market conditions such as increases in interest rates, declining equity valuations, volatility in credit markets, or tightening lending standards; risks impacting our ability to expand the power capacity at the Beacon Point campus, such as limitations of transmission and/or generation resources; failure of critical systems; geopolitical, social, economic, and other events and circumstances; competition from current and future competitors; risks related to power requirements; cybersecurity threats and breaches; hazards and operational risks; changes in leasing arrangements; Internet-related disruptions; dependence on key personnel; having a limited operating history; attracting and retaining customers; entering into new offerings or lines of business; price fluctuations and rapidly changing technologies; predicting facility requirements; strategic alliances or joint ventures; hedging transactions; potential liquidity constraints; legal, regulatory, governmental, and technological uncertainties; physical risks related to climate change; involvement in legal proceedings; trading volatility; and other risks described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. In particular, see the Company’s recent and upcoming annual and quarterly reports and other continuous disclosure documents, which are available under the Company’s EDGAR profile at sec.gov and SEDAR+ profile at sedarplus.ca. These factors are not intended to represent a complete list of the factors that could affect Hut 8; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described in this presentation as intended, planned, anticipated, believed, sought, proposed, estimated, forecasted, expected, projected or targeted and such forward-looking statements included in this presentation should not be unduly relied upon. The impact of any one assumption, risk, uncertainty, or other factor on a particular forward-looking statement cannot be determined with certainty because they are interdependent and Hut 8’s future decisions and actions will depend on management’s assessment of all information at the relevant time. The forward-looking statements contained in this presentation are made as of the date of this presentation, and Hut 8 expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law. Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date of preparation. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”) or in a transaction exempt from the registration requirements of the Securities Act. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including expected net operating income (NOI) contribution and expected levered free cash flow. Other companies, including Real Estate Investment Trusts, may calculate expected NOI contribution differently than the Company does and, accordingly, the Company’s expected NOI contribution may not be comparable to similar measures published by such companies. No reconciliation of expected NOI contribution or expected levered free cash flow is included in this presentation because the Company is unable to quantify certain amounts that would be required to be included in operating income without unreasonable efforts as such quantification would imply a degree of precision that would be confusing or misleading to investors. Special Note Regarding Projected Financial Data The projected financial data presented in this Presentation may not be indicative of the Issuer’s future results. Such data is not a prediction, should not be relied upon as such and is premised on a number of factors, all of which are inherently uncertain and subject to numerous business, industry, market, regulatory, geo-political, competitive and financial risks that are outside of the Company’s control. Any such projected financial data is based on available information and certain assumptions that we believe are reasonable under the circumstances. However, there can be no assurance that the assumptions made in connection with such data will prove accurate, and actual results may differ materially. We make no representations to any person regarding projected financial data and we do not intend to update or otherwise revise any such data to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such data are later shown to be incorrect. If our assumptions prove to be inaccurate, the Issuer’s actual results may differ substantially and materially from these projections. Third Party Information This presentation includes market and industry data which was obtained from various publicly available sources and other sources believed by Hut 8 be true. Although Hut 8 believes it to be reliable, it has not independently verified any of the data from third party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. Hut 8 does not make any representation as to the accuracy of such information. Notice Regarding Logos and Trademarks All logos,trademarks, and brand names used throughoutthis presentation belong totheirrespective owners.

Indicative cash waterfall and credit metrics

Model outputs anchored by conservative debt sizing approach, robust cash flows, and healthy coverage metrics

Cash Flow Waterfall ($mm)	*Totals*	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039	2040	2041	2042
Total Revenue	9,788	–	63	489	545	561	578	595	613	631	650	670	690	711	732	754	776	732
(-) Operating Expenses and Maintenance	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Net Operating Income	**9,788**	**–**	**63**	**489**	**545**	**561**	**578**	**595**	**613**	**631**	**650**	**670**	**690**	**711**	**732**	**754**	**776**	**732**
(-) Expensed Construction Costs	(110)	–	(63)	(47)	–	–	–	–	–	–	–	–	–	–	–	–	–	–
(-) Interest Expense	(2,569)	–	–	(133)	(266)	(265)	(257)	(245)	(232)	(217)	(201)	(182)	(161)	(138)	(113)	(85)	(54)	(20)
(-) Amortization	(4,250)	–	–	–	–	(79)	(175)	(199)	(226)	(254)	(285)	(318)	(354)	(393)	(434)	(479)	(526)	(527)
Levered Free Cash Flow	**2,860**	**–**	**–**	**309**	**279**	**217**	**146**	**150**	**155**	**160**	**164**	**169**	**174**	**180**	**185**	**190**	**196**	**185**

Debt Profiles ($mm)	*Totals*	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039	2040	2041	2042
Bond Profile																		
BoP		–	4,250	4,250	4,250	4,250	4,171	3,996	3,797	3,571	3,317	3,031	2,713	2,359	1,966	1,532	1,054	527
(+) Funding	4,250	4,250	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
(-) Mandatory Amortization	(4,250)	–	–	–	–	(79)	(175)	(199)	(226)	(254)	(285)	(318)	(354)	(393)	(434)	(479)	(526)	(527)
EoP		**4,250**	**4,250**	**4,250**	**4,250**	**4,171**	**3,996**	**3,797**	**3,571**	**3,317**	**3,031**	**2,713**	**2,359**	**1,966**	**1,532**	**1,054**	**527**	**(0)**

Credit Metrics																		
DSCR	1.34x	–	–	2.01x	2.07x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x	1.34x
Leverage	7.95x	–	–	7.95x	7.72x	7.36x	6.84x	6.31x	5.76x	5.20x	4.61x	4.01x	3.38x	2.74x	2.07x	1.38x	0.67x	0.00x
ICR	2.01x	–	–	2.01x	2.07x	2.15x	2.31x	2.50x	2.73x	3.02x	3.39x	3.87x	4.55x	5.56x	7.20x	10.35x	18.92x	86.98x

Note: Line items were calculated on a quarterly basis and aggregated into an annual analysis. Amortization is sculpted to a 1.34x DSCR to repay the debt completely by the end of the initial lease term with payments beginning in Q2'2030. Expensed construction cost represent the costs that are covered with NOI generated prior to data center stabilization. Interest expense reflects illustrative net interest expense on the Notes offered hereby and not any other indebtedness that we may incur in the future. Interest expense is approximated quarterly and aggregated on an annual basis; it excludes all interest during construction. DSCR, leverage, and ICR are calculated in Q4 of each year on a quarterly basis